UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________________________
 FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2011
___________________________
Silicon Graphics International Corp.
(Exact name of registrant as specified in its charter)
 ___________________________

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 46600 Landing Parkway
Fremont, CA 94538
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (510) 933-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter submitted to a vote at the Annual Meeting of Stockholders of Silicon Graphics International Corp. (the “Company”) on December 2, 2011 (the “Annual Meeting”), as well as the number of votes cast with respect to each matter. For more information about these proposals, please refer to the Company's proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on October 21, 2011.

The number of shares of common stock entitled to vote at the Annual Meeting was 32,331,666. The number of shares of common stock present or represented by valid proxy at the annual meeting was 29,991,635. All matters submitted to a binding vote of stockholders at the Annual Meeting were approved. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:
Proposal No. 1: Election of Directors
The stockholders elected each of the following persons as a director to hold office until the 2012 Annual Meeting of Stockholders and their successors are duly elected and qualified or until earlier retirement, resignation or removal.

Director Nominee	Votes For	Votes Withheld
Mark J. Barrenechea	23,261,357	176,141
Michael W. Hagee	23,241,369	196,129
Charles M. Boesenberg	22,364,638	1,072,860
Gary A. Griffiths	23,177,062	260,436
Hagi Schwartz	23,269,266	168,232
Ronald D. Verdoorn	21,764,231	1,673,267
Douglas R. King	23,244,521	192,977

Proposal No. 2: Ratification of Auditors
The stockholders ratified the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending June 29, 2012. The results of the voting were 29,865,274 votes for, 116,687 votes against and 9,674 votes abstained. There were no broker non-votes regarding this proposal.

Proposal No. 3: Non-Binding Advisory Vote with respect to Executive Compensation
Stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as described in the Company’s definitive proxy statement for the Annual Meeting. The results of the voting were 23,141,251 votes for, 234,065 votes against and 62,181 votes abstained. There were 6,554,138 broker non-votes regarding this proposal.

Proposal No. 4: Non-Binding Advisory Vote with respect to Frequency of “Say-on-Pay” Vote
A majority of stockholders present and entitled to vote on this proposal selected one year as the desired frequency of future stockholder say-on-pay votes. The votes on this proposal were as follows:

Frequency Period	Votes Cast
One year	14,075,248
Two years	292,096
Three years	9,026,336

There were a total of 43,817 abstentions and 6,554,138 broker non-votes regarding this proposal.

Proposal No. 5: Amendment of 2005 Equity Incentive Plan

Stockholders approved the amendment of the Company's 2005 Equity Incentive Plan, as described in the Company’s definitive proxy statement for the Annual Meeting. The results of the voting were 22,347,505 votes for, 1,057,244 votes against and 32,748 votes abstained. There were 6,554,138 broker non-votes regarding this proposal.

Proposal No. 6: Amendment of 2005 Employee Stock Purchase Plan

Stockholders approved the amendment of the Company's 2005 Employee Stock Purchase Plan, as described in the Company’s definitive proxy statement for the Annual Meeting. The results of the voting were 22,421,423 votes for, 966,128 votes against and 49,946 votes abstained. There were 6,554,138 broker non-votes regarding this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Silicon Graphics International Corp.
Dated: December 5, 2011	By:	/s/ Jennifer W. Pileggi
Jennifer W. Pileggi
Senior Vice President, General Counsel and Secretary